AMENDMENT NO. 1

                                     TO THE

                          GEORGIA-PACIFIC CORPORATION
                         1990 LONG-TERM INCENTIVE PLAN

     WHEREAS, the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors (the "Board") of Georgia-
Pacific Corporation (the "Company") as of March 9, 1990, and was approved by the shareholders of the Company on May 7, 1990; and
     WHEREAS, Section 5.1 of the Plan authorizes the Board to amend the Plan in any respect with certain limitations not here pertinent;
     NOW, THEREFORE, the Board hereby amends the Plan as follows:
            1. Section 2.3 of the Plan is amended by deleting the present provision. in its entirety and by substituting the following provision in lieu thereof:
                 "2.3 Additional Share Allocations.

                 "If, during the Term of the Plan, (i) a Participant receives a promotion [entailing] or otherwise accepts a significant increase in responsibility after his original Share Allocation has been specified, or (ii) the Plan Administrator deems it appropriate in order to induce a Participant to continue his employment with the Company or, a

          Subsidiary, the Plan Administrator may, in its discretion, grant an

          Additional Share Allocation to the Participant, provided that:

                    (a) Such Additional Share Allocation is granted prior to the expiration of the Term of the Plan; and
                 (b) The Participant involved receives written notice of the
            Additional Share Allocation as described below.

          Whenever an increased Share Allocation is granted pursuant to this Section, the Plan Administrator shall cause written notice to be given to the Participant specifying:

                 (x) The effective date of the Additional Share Allocation
            (which shall be the date of the meeting at which the Plan Administrator approves the Additional Share Allocation);

                 (y) The amount of the Additional Share Allocation; and

                    (z) The Initial Stock Price with respect to which awards
               from such Additional Share Allocation will be granted."

               2.Section 3.5 of the Plan is amended by deleting

the present provision in its entirety and by substituting the following provision in lieu thereof:

                 "3.5 Special Vesting.

                    (a) Notwithstanding anything in Section 3.4 to the contrary, awards will vest upon the earliest of:

                    (i) The date a Participant terminates employment with the
               Company and its Subsidiaries after attaining age sixty-five (65) or for Good Reason;

                    (ii) The date the Company terminates the employment of a
               Participant for reasons other than Cause;

                    (iii    The date the Participant dies; or

                 (iv) The date the Participant becomes totally disabled as
            determined by the Plan Administrator in its sole discretion.

               "(b) Notwithstanding anything in subsection (a) to the contrary, a Participant who, on the Effective Date, both is an officer of the Company participating in this Plan and has attained age sixty-two (62) and who, after the Effective Date, terminates employment with the Company and its Subsidiaries either:

                    (i) After attaining age sixty-five (65);
               [or]

                 (ii) On account of total disability (as determined by the Plan
            Administrator in its sole discretion); or


                 (iii) For Good Reason, provided the Plan Administrator in its sole discretion has determined it appropriate that the special vesting provisions of this subsection (b) shall apply in the circumstances of such Participant's termination of employment,


       shall continue to participate in this Plan (and be eligible for additional awards) as if he were still actively employed by the Company or a Subsidiary. The post-termination awards of any Participant described in this subsection (b) shall vest on the respective Award Dates of such awards and shall be distributed thereafter in accordance with the provisions of Section 3.3. The continued Plan participation of any Participant described in this subsection (b) who dies after terminating employment with the Company and its Subsidiaries will cease as of his date of death.

                 "(c) The dates specified in this Section 3.5 shall be considered Vesting Dates for purposes of this Plan."

            3. This amendment shall be effective from and after July 29, 1991. Except as hereinabove modified, the Plan as originally adopted on March 9, 1990, shall remain in full force and effect.